EXHIBIT 21
Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF       PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
 Coleman Research Corporation                         Florida            100
   Coleman Information Services Corporation           Delaware           100
 Nicolet Biomedical Inc.                              California         100
   Eden Medical Electronics, Inc.                     Delaware           100
   Eden Medizinische Elektronik GmbH                  Germany            100
   Neuroscience Limited                               United Kingdom     100
   Nicolet Biomedical Ltd.                            United Kingdom     100
   Nicolet Biomedical S.A.R.L.                        France             100
 Peter Brotherhood Holdings Ltd.                      United Kingdom     100
   Peter Brotherhood Limited                          United Kingdom     100
      D.S.T. Pattern & Engineering Co. Ltd.           United Kingdom     100
      FES International Limited                       United Kingdom     100
      Link Control Technology Ltd.                    United Kingdom     100
      Machtech Ltd.                                   United Kingdom     100
      Peter Brotherhood Pension Fund Trustees Ltd.    United Kingdom     100
      Sensonics Ltd.                                  United Kingdom     100
      Thermo Electron Realty Limited                  United Kingdom     100
      Turboflex Limited                               United Kingdom     100
        T & A Nash (Penn) Limited                     United Kingdom     100
        Torsiflex Limited                             United Kingdom     100
        (50% of which shares are owned directly
         by Peter Brotherhood Limited)
      Vikram Brotherhood Turbines Ltd.                United Kingdom     51*
   Thermo Holdings Limited                            United Kingdom     100
 Termo Electron, S.A. de C.V.                         Mexico             100
 The Thermo Electron Companies Inc.                   Wisconsin          100
   Bird Medical Technologies, Inc.                    California         100
      Bird International, Inc.                        U. S. Virgin       100
                                                      Islands
      Bird Products Corporation                       California         100
        Bird Life Design Corporation                  California         100
      Stackhouse, Inc.                                California         100
   Gulf Precision, Inc.                               Arizona            100
      Seeley Enterprises, Inc.                        New Mexico         100
   International Technidyne Corporation               Delaware           100
      International Technidyne Corporation Limited    United Kingdom     100
   Loftus Furnace Company                             Pennsylvania       100
   Metal Treating Inc.                                Wisconsin          100
   Met-Therm, Inc.                                    Ohio               100
   NAPCO, Inc.                                        Connecticut        100
   Nicolet Biomedical of California Inc.              California         100
   North Carbondale Minerals, Inc.                    California         100
   North County Recycling, Inc.                       California         100
   Overly, Inc.                                       Wisconsin          100
   Perfection Heat Treating Company                   Michigan           100
   San Marcos Resource Recovery, Inc.                 California         100
   Southern Ocean County Resource Recovery, Inc.      New Jersey         100

                                                                Page 1PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF       PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
   Staten Island Cogeneration Corporation             New York           100
   TE Great Lakes Inc.                                Michigan           100
   TEC Cogeneration Inc.                              Florida            100
      South Florida Cogeneration Associates           Florida            50*
   TEC Energy Corporation                             California         100
      North County Resource Recovery  Associates      California        100*
      (50% of which is owned directly by
       San Marcos Resource Recovery, Inc.)
   Tecomet Inc.                                       Massachusetts      100
   Thermedics Inc.                                    Massachusetts    50.95**
      Analytical Technology, Inc.                     Delaware           100
        Orion Foreign Sales Corp.                     U.S. Virgin        100
                                                      Islands
        Orion Research Limited                        United Kingdom     100
        Orion Research Puerto Rico, Inc.              Puerto Rico        100
      Corpak Inc.                                     Massachusetts      100
        Walpak Company                                Illinois           100
      Orion Research, Inc.                            Massachusetts      100
      Russell pH Limited                              Scotland           100
      Thermedics Detection Inc.                       Massachusetts      100
        Rutter & Co.                                  Netherlands        100
           Rutter Instrumentation S.A.R.L.            France             90
           Systech B.V.                               Netherlands        50
        ThermedeTec Corporation                       Delaware           100
           Thermedics Detection de Argentina S.A.     Argentina          100
            (1% of which shares are owned
            directly by Thermedics Detection Inc.)
           Thermedics Detection de Mexico, S.A. de    Mexico             100
            C.V.
           Thermedics Detection GmbH                  Germany            100
           Thermedics Detection Limited               United Kingdom     100
           Thermedics Detection Scandinavia AS        Norway             100
      Thermedics F. S. C. Inc.                        U. S. Virgin       100
                                                      Islands
      Thermo Sentron Inc.                             Delaware           100
        Ramsey France S.A.R.L.                        France             100
        Ramsey Ingenieros S.A.                        Spain              100
        Ramsey Italia S.R.L.                          Italy              100
           Tecno Europa Elettromeccanica S.R.L.       Italy              100
        Ramsey Technology Inc.                        Massachusetts      100
           Xuzhou Ramsey Technology Co., Limited      China              50*
        Thermedics Australia Pty. Ltd.                Australia          100
        Thermo Sentron B.V.                           Netherlands        100
        Thermo Sentron Canada Inc.                    Canada             100
        Thermo Sentron GmbH                           Germany            100
        Thermo Sentron Limited                        United Kingdom     100
           Hitech Electrocontrols Limited             United Kingdom     100

                                                                Page 2PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF       PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
             Hitech Licenses Ltd.                     United Kingdom     100
             Hitech Metal Detectors Ltd.              United Kingdom     100
        Thermo Sentron SEC Corporation                Massachusetts      l00
        Thermo Sentron (South Africa) Pty. Ltd.       South Africa       100
      TMD Securities Corporation                      Massachusetts      100
        Thermo Cardiosystems Inc.                     Massachusetts    51.95**
         (additionally, 2.74% of the shares are
         owned directly by The Thermo Electron
         Companies Inc.)
           TCA Securities Corporation                 Massachusetts      100
        Thermo Voltek Corp.                           Delaware         50.07**
         (additionally, 8.66% of the shares are
         owned directly by The Thermo Electron
         Companies Inc.)
           Comtest Europe B.V.                        Netherlands        100
             Comtest Instrumentation, B.V.            Netherlands        100
             Comtest Limited                          United Kingdom     100
           KeyTek FSC, Ltd.                           U.S. Virgin        100
                                                      Islands
           TVL Securities Corporation                 Delaware           100
           UVC Realty Corp.                           New York           100
   Thermo Administrative Services Corporation         Delaware           100
   Thermo Ecotek Corporation                          Delaware         82.73**
      Caribbean Cogeneration Company, Inc.            Massachusetts      100
      Delano Energy Company Inc.                      Delaware           100
      Delano Operations Company, Inc.                 California         100
      Eco Fuels Inc.                                  Wyoming            100
      Gatepeak Corporation                            Delaware           100
      Independent Power Services Corporation          Nevada             100
      SFS Corporation                                 New Hampshire      100
      TCK Fuels Inc.                                  Delaware           100
        KFx Fuel Partners, L.P.                       Delaware           95*
         (2% of which is owned
         directly by Eco Fuels Inc.)
      Tenpeak Corporation                             Nevada             100
      TES Securities Corporation                      Delaware           100
      Thermendota, Inc.                               California         100
        Mendota Biomass Power, Ltd.                   California         60*
           MBPL Agriwaste Corporation                 California         100
      Thermo Ecotek International Holdings Inc.       Cayman Islands     100
      Thermo Ecotek International Inc.                Cayman Islands     100
        TCK Cogeneration Dominicana Inc.              Cayman Islands     100
        (1% of which shares are owned directly by
         Thermo Ecotek International Holdings Inc.)
        TCK Dominicana Holdings Inc.                  Cayman Islands     100
        (1% of which shares are owned directly by
         Thermo Ecotek International Holdings Inc.)
      Thermo Electron of Maine, Inc.                  Maine              100

                                                                Page 3PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF        PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
        Gorbell/Thermo Electron Power Company         Maine              80*
      Thermo Electron of New Hampshire, Inc.          New Hampshire      100
        Hemphill Power and Light Company              New Hampshire      66*
      Thermo Electron of Whitefield, Inc.             New Hampshire      100
        Whitefield Power and Light Company            New Hampshire     100*
         (39% of which is owned
         directly by SFS Corporation)
      Thermo Fuels Company, Inc.                      California         100
      Thermo Trilogy Corporation                      Delaware           100
      Woodland Biomass Power, Inc.                    California         100
        Woodland Biomass Power, Ltd.                  California        100*
         (.1% of which is owned directly
         by Thermo Ecotek Corporation)
   Thermo Electron Foundation, Inc.                   Massachusetts      100
   Thermo Electron Metallurgical Services, Inc.       Texas              100
   Thermo Fibertek Inc.                               Delaware         80.74**
      AES Equipos y Sistemas S.A. de C.V.             Mexico             100
      Thermo AES Canada Inc.                          Canada             100
      Thermo Electron Web Systems, Inc.               Massachusetts      100
        Fiberprep Inc.                                Delaware           95
         (31.05% of which shares are owned
         directly by E. & M. Lamort, S.A.)
           Fiberprep Securities Corporation           Delaware           100
        Thermo Electron Wisconsin, Inc.               Wisconsin          100
      Thermo Fibergen Inc.                            Delaware           100
      Thermo Fibertek U.K. Limited                    United Kingdom     100
        Vickerys Holdings Limited                     United Kingdom     100
           Vickerys Limited                           United Kingdom     100
             Paperliners Limited                      New Zealand        100
             Vickerys Projects Limited                United Kingdom     100
             Winterburn Limited                       United Kingdom     100
      TMO Lamort Holdings Inc.                        Delaware           100
        E. & M. Lamort, S.A.                          France             100
           Lamort GmbH                                Germany            100
           Lamort Italia S.R.L.                       Italy              100
           Lamort Paper Services Ltd.                 United Kingdom     100
           Nordiska Lamort Lodding A.B.               Sweden             100
   Thermo Instrument Systems Inc.                     Delaware         85.61**
      Analytical Instrument Development, Inc.         Pennsylvania       100
      ATI Acquisition Corp.                           Wisconsin          100
        Mattson Instruments Limited                   United Kingdom     100
        Unicam Analytical Inc.                        Canada             100
        Unicam Analytical Technology Netherlands      Netherlands        100
        B.V.
        Unicam Analytische System GmbH                Germany            100
        Unicam France S.A.                            France             100
        Unicam Italia SpA                             Italy              100

                                                                Page 4PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF       PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
        Unicam S.A.                                   Belgium            100
        Unicam Technology Limited                     United Kingdom     100
           Unicam Limited                             United Kingdom     100
             Unicam Export Limited                    United Kingdom     100
      Eberline Instrument Company Limited             United Kingdom     100
      Eberline Instrument Corporation                 New Mexico         100
      Epsilon Industrial Inc.                         Texas              100
      Gamma-Metrics                                   California         100
        Gamma-Metrics International F.S.C. Inc.       Guam               100
      Gas Tech Inc.                                   California         100
        Gas Tech Australia, Pty. Ltd.                 Australia          50
        Gas Tech Partnership                          California         50*
        Gastech Instruments Canada Ltd.               Canada             100
      Houston Atlas Inc.                              Texas              100
      National Nuclear Corporation                    California         100
      Optek-Nicolet Holdings Inc.                     Wisconsin          100
        Thermo Optek Corporation                      Delaware           100
           Nicolet Instrument Corporation             Wisconsin          100
             Nicolet Japan K.K.                       Japan              100
             Spectra-Tech, Europe Limited             United Kingdom     100
             Spectra-Tech, Inc.                       Wisconsin          100
           Nicolet Instrument GmbH                    Germany            100
           Nicolet Instrument S.A.R.L.                France             100
           Thermo Instrument Systems Japan Holdings,  Delaware           100
            Inc.
             Nippon Jarrell-Ash Company, Ltd.         Japan              100
           Thermo Jarrell Ash Corporation             Massachusetts      100
             Baird Do Brazil Representacoes Ltda.     Brazil             100
             Beijing Baird Analytical Instrument      China              100
             Technology Co. Limited
             Thermo Instrument Systems (F.E.)         China              100
             Limited
             Thermo Instruments (Canada) Inc.         Canada             100
                Eberline Instruments (Canada) Ltd.    Canada             100
           Thermo Optek Ltd.                          United Kingdom     100
             Nicolet Instrument Limited               United Kingdom     100
             Planweld Limited                         United Kingdom     100
                Hilger Analytical Limited             United Kingdom     100
             Thermo Electron Limited                  United Kingdom     100
           Thermo Vision Corporation                  Delaware           100
             CID Technologies Inc.                    New York           100
             Oriel Corporation                        Delaware           100
                Andor Technology Limited              United Kingdom    51.25
                Oriel Foreign Sales Corp.             U. S. Virgin       100
                                                      Islands
             Scientific Measurement Systems Inc.      Colorado           100
        ThermoSpectra Corporation                     Delaware         72.39**

                                                                Page 5PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF        PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
           Beleggingsmaatschappij Zeis B.V.           Netherlands        100
             Bakker Electronics Dongen B.V.           Netherlands        100
                Bakker Electronics Limited            United Kingdom     100
           Diametrix Detectors, Inc.                  Delaware           50
           Gould Instrument Systems, Inc.             Ohio               100
             Gould Instrument Systems GmbH            Germany            100
                NORAN Instruments GmbH                Germany            100
             Gould Instrument Systems Limited         United Kingdom     100
                Nicolet Technologies Ltd.             United Kingdom     100
             Gould Instruments S.A.                   France             100
           Nicolet Instrument Technologies Inc.       Wisconsin          100
           Nicolet Technologies S.A.R.L.              France             100
           NORAN Instruments Inc.                     Wisconsin          100
      Quest-Finnigan Holdings Inc.                    Virginia           100
      Quest-TSP Holdings Inc.                         Delaware           100
        ThermoQuest Corporation                       Delaware           100
         (50% of which shares are owned
         directly by Quest-Finnigan Holdings Inc.)
           Extrel FTMS, Inc.                          Delaware           100
           Finnigan Corporation                       Delaware           100
             Finnigan Instruments, Inc.               New York           100
             Finnigan International Sales, Inc.       California         100
             Finnigan MAT China, Inc.                 California         100
             Finnigan MAT (Delaware), Inc.            Delaware           100
             Finnigan MAT Instruments, Inc.           Nevada             100
             Finnigan MAT International Sales, Inc.   California         100
             Finnigan MAT (Nevada), Inc.              Nevada             100
                Finnigan MAT AG                       Switzerland        100
                Finnigan MAT Canada, Ltd.             Canada             100
                Finnigan MAT S.A.R.L.                 France             100
                Finnigan MAT S.R.L.                   Italy              100
                  Thermo Separation Products S.R.L.   Italy              100
                Thermo Instruments Australia Pty.     Australia          100
                 Limited
                ThermoQuest Ltd.                      United Kingdom     100
                  Finnigan MAT Ltd.                   United Kingdom     100
                     Finnigan MAT AB                  Sweden             100
                  Thermo Separation Products Ltd.     United Kingdom     100
             Finnigan Properties, Inc.                California         100
           Thermo Instrument Systems (France) S.A.    France             100
             Thermo Separation Products S.A.          France             100
           Thermo Separation Products AG              Switzerland        100
           Thermo Separation Products Inc.            Delaware           100
           ThermoQuest GmbH                           Germany            100
             Finnigan MAT GmbH                        Germany            100
             Thermo Separation Products GmbH          Germany            100
           ThermoQuest K.K.                           Japan              100

                                                                Page 6PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF        PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
      SID Instruments Inc.                            Delaware           100
        ARL Inc.                                      Delaware           100
        FI Instruments Inc.                           Delaware           100
        FI Ltd.                                       United Kingdom     100
        HB Instruments Inc.                           Delaware           100
        Masslab Limited                               United Kingdom     100
        NK Instruments Inc.                           Delaware           100
        Thermo Elemental Limited                      United Kingdom     100
        Thermo FAST UK Limited                        United Kingdom     100
        Thermo Haake Ltd.                             United Kingdom     100
        Thermo Labsystems Limited                     United Kingdom     100
        Thermo SID (Australia) Pty. Ltd.              Australia          100
      Spectrace Instruments Inc.                      California         100
      Thermo BioAnalysis Corporation                  Delaware         80.23**
       (7% of which shares are owned directly by
       Quest-TSP Holdings Inc. and 3% of which
       shares are owned directly by Quest-Finnigan
       Holdings Inc.)
        BioAnalysis International Sales Inc.          Delaware           100
        DLW Inc.                                      Virginia           100
        Dynatech Deutschland GmbH                     Germany            100
        Dynatech Laboratories spol. s.r.o.            Czech Republic     100
        Thermo BioAnalysis (Guernsey) Limited         Channel            100
                                                      Islands
        Thermo BioAnalysis Ltd.                       United Kingdom     100
        Thermo BioAnalysis S.A.                       France             100
      Thermo Environmental Instruments Inc.           California         100
      Thermo Instrument Controls Inc.                 Delaware           100
        Thermo Instrument Controls de Mexico, S.A.    Mexico             100
         de C.V. (1% of which shares are owned
         directly by Thermo Instrument Systems Inc.)
      Thermo Instruments do Brasil Ltda.              Brazil             100
       (1% of which shares are owned directly
       by Thermo Jarrell Ash Corporation)
      Thermo Instruments F.S.C. Inc.                  U.S. Virgin        100
                                                      Islands
      TN Technologies Inc.                            Texas              100
        TN Technologies Canada Inc.                   Canada             100
      Van Hengel Holding B.V.                         Netherlands        100
        Baird Europe B.V.                             Netherlands        100
           Baird France S.A.R.L.                      France             100
        Thermo Instrument Systems B.V.                Netherlands        100
           Euroglas B.V.                              Netherlands        100
           Hilkomij B.V.                              Netherlands        100
           NORAN Instruments B.V.                     Netherlands        100
           Thermo Automation Services  (ThAS) B.V.    Netherlands        100
           Van Oortmerssen B.V.                       Netherlands        100

                                                                Page 7PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF       PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
        Thermo Instrument Systems GmbH                Germany            100
        (24% of which shares are owned directly
         by Thermo Instrument Systems Inc.)
           Eberline Instruments GmbH                  Germany            100
           Thermo Instruments GmbH                    Germany            100
        Thermo Jarrell Ash (Europe) B.V.              Netherlands        100
        Thermo Jarrell Ash, S.A.                      Spain              100
        Thermo Separation Products B.V.               Netherlands        100
           Thermo Separation Products B.V. B.A.       Belgium            100
        TN Spectrace Europe B.V.                      Netherlands        100
      Westronics Inc.                                 Texas              100
   Thermo Power Corporation                           Massachusetts    63.07**
      NuTemp, Inc.                                    Illinois           100
      Takepine Limited                                United Kingdom     100
      Tecogen Securities Corporation                  Massachusetts      100
      ThermoLyte Corporation                          Delaware         77.89**
   Thermo TerraTech Inc.                              Delaware         80.90**
      Holcroft (Canada) Limited                       Canada             100
      Holcroft Corporation                            Delaware           100
        Holcroft GmbH                                 Germany            100
      Metallurgical, Inc.                             Minnesota          100
        Cal-Doran Metallurgical Services, Inc.        California         100
      Normandeau Associates, Inc.                     New Hampshire      100
      Thermo Analytical Inc.                          Delaware           100
        Skinner & Sherman, Inc.                       Massachusetts      100
      Thermo Consulting & Design Inc.                 Delaware           100
        Engineering Technology and Knowledge          Delaware           100
         Corporation
           Elson T. Killam Associates, Inc.           New Jersey         100
             Bettigole Andrews Clark & Killam         New York           100
              Associates Inc.
                N. H. Bettigole Co., Inc.             Delaware           100
                N. H. Bettigole, P.A.                 New Jersey         100
                N. H. Bettigole, P.C.                 New York           100
             Duncan, Lagnese and Associates,          Pennsylvania       100
              Incorporated
             E3-Killam, Inc.                          New York           100
             Killam Associates, Inc.                  Ohio               100
             Killam Management and Operational        New Jersey         100
              Services, Inc.
        Fellows, Read & Associates, Inc.              New Jersey         100
        Killam Associates, New England Inc.           Delaware           100
           George A. Schock & Associates, Inc.        New Jersey         100
           Jennison Engineering, Inc.                 Vermont            100
      Thermo EuroTech N.V.                            Netherlands      62.27**
        Amerika Tankinstallaties B.V.                 Netherlands        100

                                                                Page 8PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:
                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF        PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
        Grond- & Watersaneringstechniek Nederland     Netherlands        100
        B.V.
        High-Tech Trouble-Shooters B.V.               Netherlands        100
        Jac. Amerika en Zonen B.V.                    Netherlands        100
        Refining & Trading Holland B.V.               Netherlands        100
      Thermo Remediation Inc.                         Delaware         67.61**
       (additionally, 1.26% of the shares are owned
       directly by The Thermo Electron Companies
       Inc.)
        Eberline Holdings Inc.                        Delaware           100
           Eberline Analytical Corporation            New Mexico         100
             Thermo Hanford Inc.                      Delaware           100
             TMA/NORCAL Inc.                          California         100
        Remediation Technologies, Inc.                Delaware           100
           RETEC Thermal, Inc.                        Delaware           100
             ReTec/Tetra L.C.                         Texas              50*
        Thermo Fluids Inc.                            Delaware           100
        TPS Technologies Inc.                         Florida            100
           TPST Soil Recyclers of California Inc.     California         100
             California Hydrocarbon, Inc.             Nevada             100
           TPST Soil Recyclers of Maryland Inc.       Maryland           100
             Todds Lane Limited Partnership           Maryland          100*
              (1% of which is owned directly
              by TPS Technologies Inc.)
           TPST Soil Recyclers of New York Inc.       New York           100
           TPST Soil Recyclers of Oregon Inc.         Oregon             100
           TPST Soil Recyclers of South Carolina      Delaware           100
            Inc.
           TPST Soil Recyclers of Virginia Inc.       Delaware           100
           TPST Soil Recyclers of Washington Inc.     Washington         100
      TMA/Hanford, Inc.                               Washington         100
   Thermo Securities Corporation                      Delaware           100
   Thermo Soil Recyclers Inc.                         Massachusetts      100
   Thermo Technology Ventures Inc.                    Idaho              100
      Plasma Quench Investment Limited Partnership    Delaware           60*
   ThermoTrex Corporation                             Delaware         50.83**
      ThermoLase Corporation                          Delaware         64.74**
        CBI Laboratories, Inc.                        Texas              100
      ThermoTrex East Inc.                            Massachusetts      100
      Trex Medical Corporation                        Delaware         91.48**
        Bennett X-Ray Corporation                     New York           100
           Bennett International Corporation          U. S. Virgin       100
                                                      Islands
           Eagle X-Ray, Inc.                          New York           100
           Island X-Ray Incorporated                  New York           100
        Thermo Lorad F.S.C. Inc.                      U. S. Virgin       100
                                                      Islands

                                                                Page 9PAGE

Thermo Electron Corporation - Subsidiaries of the Registrant
At March 6, 1996, Thermo Electron Corporation owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                         NAME                               OF        PERCENT OF
                                                       INCORPORATION  OWNERSHIP
-------------------------------------------------------------------------------
   TMO, Inc.                                          Massachusetts      100
   TMO TVL Investments Inc.                           Delaware           100
   TMOI Inc.                                          Delaware           100
 Thermo Biomedical Inc.                               Delaware           100
 Thermo Electron Export Inc.                          Barbados           100
  (equally owned among TMO, TMD, TCA, TCK, TFT, THI,
  THP, TTT, TVL, TLZ, THS, Thermo BioAnalysis
  Corporation, Thermo Optek Corporation, ThermoQuest
  Corporation and Trex  Medical Corporation)
 Thermo Electron F. S. C. Inc.                        U. S. Virgin       100
                                                      Islands
 Thermo Electron (London) Ltd.                        United Kingdom     50
 Thermo Finance (UK) Limited                          United Kingdom     100

* Joint Venture/Partnership                         ** As of 12/30/95